Property, plant and equipment, net (Tables)	6 Months Ended
Jun. 30, 2023
Property, plant and equipment, net
Schedule of property, plant and equipment

	6/30/2023	12/31/2022

	(€ in thousands)
Land, buildings and leasehold improvements	11,518	12,038
Plant and machinery	4,704	4,900
Other facilities, factory and office equipment	690	784
Assets under construction and prepayments made	80	77
Total	16,992	17,799
Thereof pledged assets of Property, Plant and Equipment	265	310